Transamerica Premier Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, Iowa 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	WRL Series Annuity Account

File No. 811-05672, CIK: 0000841056

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207);
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384),
•	ProFunds (CIK: 0001039803);
•	Access One Trust, (CIK: 0001301123).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Premier Life Insurance Company